SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 17, 2006

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS

On August 21, 2006, Inverness Medical Innovations, Inc. (the “Company”) announced that it had entered into definitive agreements with funds affiliated with 17 accredited institutional investors to sell 5,000,000 shares of its common stock in a private placement at $30.25 per share (the “Private Placement”).  The Company’s press release announcing the Private Placement is attached hereto and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

c)   Exhibits. The following exhibit is filed with this document.

Exhibit Number	Description

99.1	Press Release dated August 21, 2006, entitled “Inverness Medical Innovations Agrees to Sell 5,000,000 Shares of Common Stock”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

Dated: August 21, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 21, 2006, entitled “Inverness Medical Innovations Agrees to Sell 5,000,000 Shares of Common Stock”